________________________________________________________________________________

                                 Exhibit 10.21
                                 -------------


                               CREDIT AGREEMENT
                          (Capital One Realty, Inc.)

                         Dated as of September 3, 1999

                                     Among


                  First Security Bank, National Association,
                          not individually, except as
                           expressly stated herein,
                          but solely as Owner Trustee
                      for Capital One Realty Trust 1998-1
                                 as Borrower,



                              The Several Lenders
                       from Time to Time Parties Hereto,



                                      and


                             BANK OF AMERICA, N.A.
                            as Administrative Agent

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                          Page
SECTION 1  DEFINITIONS..................................................................     1
     1.1 Definitional Provisions........................................................     1

SECTION 2  AMOUNT AND TERMS OF COMMITMENTS..............................................     2
     2.1 Commitments....................................................................     2
     2.2 Notes..........................................................................     2
     2.3 Procedure for Borrowing........................................................     2
     2.4 Facility Fee...................................................................     3
     2.5 Termination or Reduction of Commitments........................................     4
     2.6 Prepayments and Payments.......................................................     4
     2.7 Conversion and Continuation Options............................................     5
     2.8 Interest Rates and Payment Dates...............................................     5
     2.9 Computation of Interest........................................................     6
     2.10 Pro Rata Treatment and Payments...............................................     7
     2.11 Increased Costs, Illegality, etc..............................................     7
     2.12 Funding Indemnity.............................................................     9
     2.13 Taxes.........................................................................    10
     2.14 Notice of Amounts Payable; Mandatory Assignment...............................    11

SECTION 3  REPRESENTATIONS AND WARRANTIES...............................................    12
     3.1 Due Organization, etc..........................................................    12
     3.2 Authorization; No Conflict.....................................................    13
     3.3 Enforceability, Etc............................................................    13
     3.4 Litigation.....................................................................    13
     3.5 Lessor Liens...................................................................    14
     3.6 Assignment.....................................................................    14
     3.7 Defaults.......................................................................    14
     3.8 Documentation..................................................................    14
     3.9 Use of Proceeds................................................................    14
     3.10 Securities Act................................................................    14
     3.11 Chief Place of Business.......................................................    15
     3.12 Federal Reserve Regulations...................................................    15
     3.13 Investment Company Act........................................................    15

SECTION 4  CONDITIONS PRECEDENT.........................................................    15
     4.1 Conditions to Effectiveness....................................................    15
     4.2 Conditions to Each Loan........................................................    15

SECTION 5  COVENANTS....................................................................    16
     5.1 Other Activities...............................................................    16
     5.2 Ownership of Properties, Indebtedness..........................................    16
     5.3 Disposition of Assets..........................................................    16

     5.4 Compliance with Operative Agreements...........................................    16
     5.5 Further Assurances.............................................................    17
     5.6 Notices........................................................................    17
     5.7 Discharge of Liens.............................................................    17
     5.8 Trust Agreement................................................................    17

SECTION 6  EVENTS OF DEFAULT............................................................    17

SECTION 7  THE ADMINISTRATIVE AGENT.....................................................    20
     7.1 Appointment....................................................................    20
     7.2 Delegation of Duties...........................................................    20
     7.3 Exculpatory Provisions.........................................................    21
     7.4 Reliance by Administrative Agent...............................................    21
     7.5 Notice of Default..............................................................    21
     7.6 Non-Reliance on Administrative Agent and Other Lenders.........................    22
     7.7 Indemnification................................................................    22
     7.8 Administrative Agent in Its Individual Capacity................................    23
     7.9 Successor Administrative Agent.................................................    23
     7.10 Actions of Administrative Agent on Behalf of Holders..........................    24

SECTION 8  MATTERS RELATING TO PAYMENT AND COLLATERAL...................................    24
     8.1 Collection of Payments and Other Amounts.......................................    24
     8.2 Certain Remedial Matters.......................................................    27
     8.3 Release of Properties, etc.....................................................    27
     8.4 Excepted Payments..............................................................    28

SECTION 9  MISCELLANEOUS................................................................    28
     9.1 Amendments and Waivers.........................................................    28
     9.2 Notices........................................................................    29
     9.3 No Waiver; Cumulative Remedies.................................................    30
     9.4 Survival of Representations and Warranties.....................................    30
     9.5 Payment of Expenses and Taxes..................................................    31
     9.6 Successors and Assigns; Participations and Assignments.........................    31
     9.7 Participations.................................................................    31
     9.8 Assignments....................................................................    32
     9.9 The Register; Disclosure; Pledges to Federal Reserve Banks.....................    34
     9.10 Adjustments; Set-off..........................................................    34
     9.11 Counterparts..................................................................    35
     9.12 Severability..................................................................    35
     9.13 Integration...................................................................    36
     9.14 GOVERNING LAW.................................................................    36
     9.15 Submission To Jurisdiction; Waivers...........................................    36
     9.16 Acknowledgments...............................................................    36
     9.17 WAIVERS OF JURY TRIAL.........................................................    37
     9.18 Nonrecourse...................................................................    37

     9.19 USURY SAVINGS PROVISION.........................................    38

SCHEDULES

Schedule 1.1   Commitments and Addresses of Lenders



EXHIBITS

Exhibit A-1    Form of Tranche A Note

Exhibit A-2    Form of Tranche B Note

Exhibit B      Form of Assignment and Acceptance

     THIS CREDIT AGREEMENT, dated as of September 3, 1999, is among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as Owner Trustee for Capital One Realty Trust 1998-1 (the "Owner Trustee" or the "Borrower"), the several banks and other financial
      -------------          --------
institutions from time to time parties to this Agreement (the "Lenders") and
                                                               -------
BANK OF AMERICA, N.A., a national banking association, as a Lender and as Administrative Agent.


     The parties hereto hereby agree as follows:


                             SECTION 1 DEFINITIONS

          1.1  Definitional Provisions.
               ------------------------

          (a) Each capitalized term used in this Agreement and not otherwise defined herein shall have the meaning ascribed thereto in Appendix A to that certain Participation Agreement dated as of September 3, 1999 (the "Participation Agreement") among Capital One Realty, Inc., as the Construction
 -----------------------
Agent and the Lessee, Capital One Bank, as the Guarantor, First Security Bank, National Association, not individually, except as expressly stated therein, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, the various banks and other lending institutions parties thereto from time to time, as Holders, the various banks and other lending institutions parties thereto from time to time, as Lenders, and Bank of America, N.A., as Agent for the Lenders and respecting the Security Documents, as Agent for the Lenders and the Holders to the extent of their interests.

          (b) Unless otherwise specified therein, all terms described in this Agreement shall have the defined meanings when used in the other Credit Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) All accounting terms used herein shall have the respective meanings given to them in accordance with GAAP, unless otherwise provided herein. All computations and determinations for purposes of determining compliance with the financial requirements of this Agreement shall be made in accordance with GAAP, unless otherwise provided herein.

          (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms or such terms.

                   SECTION 2 AMOUNT AND TERMS OF COMMITMENTS

          2.1  Commitments.
               -----------

          (a) Subject to the terms and conditions hereof, each of the Lenders agrees to make the portion of the Tranche A Loans and the Tranche B Loans to the Borrower from time to time during the Commitment Period as is set forth adjacent to such Lender's name for the purpose of enabling the Borrower to purchase the Properties and to pay Property Acquisition Costs, Property Costs and Transaction Expenses provided that the aggregate principal amount at any one time outstanding with respect to each of the Tranche A Loans and the Tranche B Loans shall not exceed the amount of the Tranche A Commitments and the Tranche B Commitments respectively. Any prepayments of the Loans, whether mandatory or at Borrower's election, shall not be subject to reborrowing.

          (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.3 and 2.7. In the event the Borrower fails to provide notice pursuant to Section 2.3, the Loan shall be an ABR Loan. Further, any Loan by any Lender in an amount less than $100,000 shall be an ABR Loan, unless the remaining Available Commitment for such Lender is less than $100,000, in which case, the Borrower may elect a Eurodollar Loan for such remaining amount.

          2.2  Notes.
               -----

          The Loans made by each Lender shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the
                                              -----------
Tranche A Loans (each, a "Tranche A Note") or Exhibit A-2 in the case of the
                                              -----------
Tranche B Loans (each, a "Tranche B Note," and with the Tranche A Notes, the "Notes"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Tranche A Commitment or Tranche B Commitment, as the case may be, of such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence
                                                            ----- -----
of the accuracy of the information so recorded, provided that the failure to
                                                --------
make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall be dated the Closing Date, be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with Section 2.8.

          2.3  Procedure for Borrowing.
               -----------------------

          (a) The Borrower may borrow under the Commitments during the Commitment Period on any Business Day that an Advance may be requested pursuant to the terms of Section 5.2 of the Participation Agreement, provided that the
                                                            --------
Borrower shall give the

Administrative Agent irrevocable notice (which must be received by the Administrative Agent (i) prior to 12:00 Noon, Dallas, Texas time, three Business Days prior to the requested Borrowing Date if all or any part of the requested Loans are to be Eurodollar Loans, or (ii) prior to 10:00 a.m. Dallas, Texas time three Business Days prior to the requested Borrowing Date with respect to any Loans that are to be ABR Loans) specifying (A) the amount to be borrowed (which on any date shall not be in excess of the then Available Commitments), (B) the requested Borrowing Date, (C) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof, (D) if the borrowing is to be a combination of Eurodollar Loans and ABR Loans, the respective amounts of each Type of Loan and (E) the Interest Period applicable to any Eurodollar Loan; provided, however, that during the Commitment Period (1) there shall be only one Interest Period applicable for all amounts outstanding hereunder bearing interest based on the Eurodollar Rate, (2) such Interest Period shall commence on the date that the first Eurodollar Loan hereunder is extended and (3) any amounts thereafter borrowed or converted hereunder during the Commitment Period which are to bear interest based on the Eurodollar Rate may only be borrowed or converted on the first day of the Interest Period applicable to Eurodollar Loans. Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or the Lessee containing such required information. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in
Section 9.2 prior to 12:00 Noon, Dallas, Texas time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting an account designated, subject to Section 11.1 of the Participation Agreement, by the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent. No amount of any Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder.

          (b) Interest accruing on each Loan during the Construction Period with respect to any Property shall, subject to the limitations set forth in
Section 5.1(b) of the Participation Agreement be added to the principal amount of such Loan on the relevant Scheduled Interest Payment Date. On each such Scheduled Interest Payment Date, the Loan Property Cost and Construction Loan Property Cost shall be increased by the amount of interest added to the Loans.

          2.4  Facility Fee.
               ------------

          (a) Promptly after receipt of the payment of the Facility Fee payable pursuant to Section 9.4 of the Participation Agreement, the Agent shall distribute such payments to the Lenders and the Holders pro rata in accordance with their respective Commitments and Holder Commitments.

          (b) On each Facility Fee Payment Date during the Construction Period, the Loan Property Cost and Construction Loan Property Cost of each Property shall be increased by a pro rata share of any Facility Fees funded on such date with the proceeds of Loans in accordance with the Operative Agreements.

          2.5  Termination or Reduction of Commitments.
               ---------------------------------------

          (a) The Borrower shall have the right, upon not less than five (5) Business Days' written notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments, provided, that (i) after giving effect to such reduction, the aggregate
--------
outstanding principal amount of the Loans shall not exceed the aggregate Commitments and (ii) such notice shall be accompanied by a certificate of the Construction Agent stating that the amount equal to 97% of aggregate remaining Budgeted Total Loan Property Costs as of the date of such reduction does not exceed the aggregate amount of Available Commitments as of such date after giving effect to such reduction. Any such reduction shall be in an amount equal to the lesser of (A) $10,000,000 (or such greater amount in multiples of $1,000,000 as the Borrower shall elect) or (B) the remaining Available Commitments, and shall reduce permanently the Commitments then in effect.

          (b) On any date on which the Commitments shall automatically be reduced to zero pursuant to Section 6, the Borrower shall prepay all outstanding Loans, together with accrued unpaid interest thereon and all other amounts owing thereunder.

          2.6  Prepayments and Payments.
               ------------------------

          (a) Subject to Sections 2.11, 2.12 and 2.13, the Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid may not be reborrowed.

          (b) If on any date the Administrative Agent or the Lessor shall receive any payment in respect of (i) any Casualty or Condemnation pursuant to
Section 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to Lessee in accordance with the Lease or held by Lessor as security for performance of Lessee's obligations under the Lease), or
(ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (iv) any payment in an amount equal to the Termination Value for any or all Construction Period Properties required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, such amounts shall be applied and allocated in the manner contemplated by Section 8.1(b)(ii).

          (c) Each prepayment of the Loans pursuant to Section 2.6(b) shall be allocated to reduce the Loan Property Cost of the applicable Property. Each prepayment of the Loans pursuant to Section 2.6(a) shall be allocated to reduce the respective Loan Property Costs of all Properties pro rata according to the
                                                     --- ----
Loan Property Costs of such Properties immediately before giving effect to such prepayment. Any amounts applied to reduce the Loan Property Cost of any Construction Period Property pursuant to this paragraph (c) shall also be applied to reduce the Construction Loan Property Cost of such Property until such Construction Loan Property Cost has been reduced to zero.

          2.7  Conversion and Continuation Options.
               ------------------------------------

          (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three (3) Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans or ABR Loans may be converted as provided herein, provided that
(i) no ABR Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Maturity Date or when an Event of Default exists, (ii) during the Commitment Period such conversion may only occur on the first day of the single Interest Period for Eurodollar Loans permitted pursuant to the terms of Section 2.3 hereof and (iii) after the Commitment Period such notice of conversion shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of subparagraph (b) of the definition of the term "Interest Period".

          (b) Subject to the restrictions set forth in Section 2.3 hereof, any Eurodollar Loan may be continued as such upon the expiration of the current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Agent in accordance with the applicable provisions of the term "Interest Period" of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such after the date that is one month prior to the Maturity Date or when an Event of Default exists and provided, further, that if the Borrower shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the proceeding proviso, such Loan shall automatically be converted to an ABR Loan on the last day of such then expiring Interest Period.

          2.8  Interest Rates and Payment Dates.
               --------------------------------

          (a) The Loans outstanding hereunder from time to time shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to either (i) the Eurodollar Rate determined for such day plus the Applicable Percentage or (ii) the ABR, as selected by the Borrower in accordance with the provisions hereof; provided, however, (A) upon delivery by the Administrative Agent of the notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.9(c), (B) upon the delivery by a Lender of the notice described in Section 2.11(d), the Loans of such Lender shall bear interest at the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.11(d) and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at the ABR.

          (b) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the lesser of (x) then current rate of interest respecting such payment plus 2% and (y) the highest interest rate permitted by applicable law, in each case from the date of such non-payment until such amount is paid in full (whether after or before judgment).

          (c) Interest shall be payable in arrears on the applicable Scheduled Interest Payment Date (but for any Loan having an Interest Period of six (6) months or longer, interest shall be payable in arrears on each applicable three
(3) month anniversary date of the commencement of such Loan), provided that (i)
                                                              --------
interest accruing pursuant to paragraph (b) of this Section 2.8 shall be payable from time to time on demand and (ii) each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          2.9  Computation of Interest.
               -----------------------

          (a) Whenever it is calculated on the basis of the Prime Lending Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, otherwise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          (c) If the Eurodollar Rate cannot be determined by the Administrative Agent in the manner specified in the definition of the term "Eurodollar Rate" contained in Appendix A to the Participation Agreement, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. Until such time as the Eurodollar Rate can be determined by the Administrative Agent in the manner specified in the definition of such term, no further Eurodollar Loans shall be made or shall be continued as such at the end of the then current Interest Period nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

          2.10  Pro Rata Treatment and Payments.
                -------------------------------

          (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to their respective Commitments. Subject to the provisions of Section 8 hereof, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts on the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, Dallas, Texas time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 9.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day; provided, however, if such payment includes an amount of interest calculated with reference to the Eurodollar Rate and the result of such extension would be to extend such payment into another calendar month, then such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(b) shall be conclusive in the absence of manifest error. Nothing in this Section 2.10(b) or in any other provision in any Operative Agreement shall require the Administrative Agent to make any borrowing available to the Borrower unless such amounts have been made available to the Administrative Agent by the Lenders.

          2.11  Increased Costs, Illegality, etc.
                ---------------------------------

          (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Loans, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent but subject to the terms of Section 2.14), pay (with funds provided by the Lessee as Supplemental Rent pursuant to Section 3.3 of the Lease after the Basic Term Commencement Date or pursuant to Article IX or
Section 13.6 of the Participation Agreement prior to the Basic Term Commencement
Date) to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, but in each case promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type or upon the Loans, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent but subject to the terms of Section 2.14), the Borrower shall pay (with funds provided by the Lessee as Supplemental Rent pursuant to Section 3.3 of the Lease after the Basic Term Commencement Date or pursuant to Article IX or Section 13.6 of the Participation Agreement prior to the Basic Term Commencement Date) to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder or upon the Loans. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c) Without limiting the effect of the foregoing, the Borrower shall pay to each Lender on the last day of the Interest Period therefor so long as such Lender is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by such Lender and notified to the Borrower through the Administrative Agent) equal to the product of the following for each Eurodollar Loan for each day during such Interest Period:

          (i) the principal amount of such Eurodollar Loan outstanding on such day; and

          (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan for such Interest Period as provided in this Credit Agreement (less the Applicable Percentage) and the denominator of which is one minus the
                                                                    -----
     effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Lender on such day minus (y) such numerator; and

                (iii)  1/360.

          (d) Without affecting its rights under Section 2.11(a) or 2.11(b) or any other provision of this Agreement, each Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by such Lender with respect to which the Borrower would be obligated to compensate such Lender pursuant to Sections 2.11(a) or 2.11(b), such Lender shall use reasonable efforts to select an alternative lending office which would not result in any such increase in any cost to or reduction in any amount receivable by such Lender; provided, however, that no Lender shall be obligated to select an
        --------  -------
alternative lending office if such Lender determines that (i) as a result of such selection such Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or
(ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender.

          (e) Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make or maintain Eurodollar Loans, then (i) each Eurodollar Loan will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or the date required by law, convert into an ABR Loan and (iii) the obligation of the Lenders to make, convert or continue Eurodollar Loans shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

          2.12  Funding Indemnity.
                -----------------

          Subject to the provisions of Section 2.14(a), the Borrower agrees, subject to and in accordance with the provisions of the Participation Agreement, to indemnify each Lender and to hold each Lender harmless from any loss or reasonable expense which such Lender may sustain or incur as a consequence of default by the Borrower in making a borrowing of any Loan hereunder after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or the making of a voluntary or involuntary prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate for such Loan for such Interest Period over the amount of interest (as determined by such Lender) which would have accrued to such Lender on such amount by reemploying such funds in loans of the same type and amount during the period from the date of prepayment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure). This covenant shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

          2.13  Taxes.
                -----

          (a) All payments made by the Borrower to both U.S. and non-U.S. Persons under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld
                             ------------------
from any amounts payable to the Administrative Agent or any Lender hereunder or under the Notes, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, provided, however, that the foregoing obligations
                              --------  -------
of the Borrower shall not apply:

          (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 9.8 hereof) and on the date of any change in the Lending Office of such Lender, either entitled to submit a Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

          (ii) to any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes of this Section 2.13(a), (A) "U.S. Person" shall mean a
                                               -----------
citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or
 ----------
levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C)

"Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate
 ---------
Certificate) of the Department of the Treasury of the United States of America and (D) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on
                               ---------
Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

          (b) Within 30 days after paying any amount to the Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing authority, the Borrower shall deliver to the Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

          (c) If a Lender or an affiliate with whom such Lender files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 2.13, such Lender will pay to the Borrower such part of that benefit as in the opinion of such Lender will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided always that (i) such Lender will be the sole judge of the amount of any such benefit and of the date on which it is received,
(ii) such Lender will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Lender will not be obliged to disclose to the Borrower any information regarding its tax affairs or tax computations other than the nature and amount of any tax credit pursuant to this Section 2.13(c).

          (d)   Each non-U.S. Person that shall become a Participant pursuant to
Section 9.7 or a Lender pursuant to Section 9.8 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements referenced under subsection 2.13(a)(i), provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          2.14  Notice of Amounts Payable; Mandatory Assignment.
                -----------------------------------------------

          (a)   Notice.  In the event that any Lender becomes  aware that any
                ------
amounts are or will be owed to it pursuant to Section 2.11, 2.12 or 2.13 or that it is unable to make Eurodollar Loans, then it shall promptly notify the Borrower and the Administrative Agent thereof and, as soon as possible thereafter, such Lender shall submit to the Borrower (with a copy to the Administrative Agent) a certificate indicating the amount owing to it and the calculation thereof.

The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Borrower hereunder.

          (b)  Mandatory Assignment.  In the event that any Lender delivers to
               --------------------
the Borrower a certificate in accordance with Section 2.14(a) in connection with amounts payable pursuant to Section 2.11, Section 2.12 or Section 2.13 or such Lender is required to make Loans as ABR Loans in accordance with Section 2.11(d) then, subject to Section 11.1 of the Participation Agreement, the Borrower may, at its own expense and in its sole discretion, (i) require such Lender to transfer or assign, in whole, without recourse (in accordance with Section 9.8), all of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a replacement bank or institution if the Borrower (subject to Section 11.1 of the Participation Agreement), with the full cooperation of such Lender, can identify a Person who is ready, willing and able to be such replacement bank or institution with respect thereto and such replacement bank or institution (which may be another Lender) shall assume such assigned obligations, or (ii) during such time as no Default or Event of Default has occurred and is continuing, terminate the Commitment of such Lender and prepay all outstanding Loans and such Lender; provided, however, that (x) subject to Section 11.1 of the
             --------  -------
Participation Agreement, the Borrower or such replacement bank or institution, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on all the Loans made by it hereunder and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Fundings and Holder Yield accrued and unpaid thereon), (y) any termination of Commitments shall be subject to the terms of Section 2.5(a) and (z) such assignment or termination of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any court or Governmental Authority.

                   SECTION 3  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, each of the Trust Company and the Owner Trustee hereby represents and warrants to the Administrative Agent and each Lender as follows (provided that the representations in Sections 3.8, 3.9. 3.10, 3.12 and 3.13 are made solely by the Owner Trustee in its capacity as such):

          3.1  Due Organization, etc.
               ---------------------

     It is a national banking association duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the date this representation is made or deemed made in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party.

          3.2  Authorization; No Conflict.
               --------------------------

     The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, does or will contravene any current law, governmental rule or regulation relating to its banking or trust powers, does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected (other than as contemplated by the Operative Agreements) which contravention, breach, default or Lien under clause (ii) would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or does or will require any Governmental Action by any Governmental Authority regulating its banking or trust powers.

          3.3  Enforceability, Etc.
               --------------------

          The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holder, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be party have been, or on or before the date this representation is made or deemed made will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof.

          3.4  Litigation.
               -----------

          There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that concerns any Property being purchased or leased or Construction Advance being funded on the date this representation is made or deemed made or that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party.

          3.5  Lessor Liens.
               -------------

          Each Property is free and clear of all Lessor Liens attributable to it in its individual capacity.

          3.6  Assignment.
               -----------

          It has not assigned or transferred any of its right, title or interest in or under the Lease, the Agency Agreement or its interest in any Property or any portion thereof, except as provided in the Operative Agreements.

          3.7  Defaults.
               --------

          No Default or Event of Default under any Operative Agreement attributable to it has occurred and is continuing.

          3.8  Documentation.
               -------------

          The Owner Trustee, in its trust capacity, is a party to no documents, instruments or agreements other than the Operative Agreements (and any other documents delivered in connection with the Operative Agreements).

          3.9  Use of Proceeds.
               ---------------

          The proceeds of the Loans shall be applied by the Owner Trustee solely in accordance with the terms of the Operative Agreements.

          3.10 Securities Act.
               ---------------

          Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the CORI Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than in the case of the Notes, the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the CORI Trust Estate or the Notes to the provisions of Section 5 of the Securities Act of 1933, as amended, or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

          3.11  Chief Place of Business.
                -----------------------

          The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are each located at 79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111.

          3.12  Federal Reserve Regulations.
                ---------------------------

          The Owner Trustee is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Loans will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U or X of the Board.

          3.13  Investment Company Act.
                ----------------------

          The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                        SECTION 4 CONDITIONS PRECEDENT

          4.1   Conditions to Effectiveness.
                ---------------------------

          The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 6 of the Participation Agreement required by said Section to be satisfied on or prior to the Initial Closing Date.

          4.2   Conditions to Each Loan.
                -----------------------

          The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

          (a)   Representations and Warranties. Each of the representations and
                ------------------------------
warranties made by the Borrower in or pursuant to the Operative Agreements shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b)   No Default. No Default or Event of Default shall  have occurred
                ----------
and be continuing on such date or after giving effect to the Loans requested to be made on such date.

          (c)   Participation Agreement Conditions. With respect to each
                ----------------------------------
Acquisition Loan and each Construction Loan, the applicable conditions precedent to the Advance associated therewith specified in Section 5 of the Participation Agreement shall have been satisfied.

          (d)   Holder Contribution. With respect to each Loan, the
                -------------------
Administrative Agent shall be satisfied that the Lessor shall receive from the Holders on the relevant Borrowing Date an amount equal to the Holder Fundings associated with such Loan.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.


                              SECTION 5 COVENANTS

          So long as any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder:

          5.1   Other Activities.
                ----------------

          The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

          5.2   Ownership of Properties, Indebtedness.
                -------------------------------------

          The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in
Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including, without limitation, the Loans and other obligations incurred by the Borrower hereunder).

          5.3   Disposition of Assets.
                ----------------------

          The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

          5.4   Compliance with Operative Agreements.
                ------------------------------------

          The Borrower shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as Lessor, Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

          5.5   Further Assurances.
                ------------------

          At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent or the Majority Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

          5.6   Notices.
                -------

          If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Administrative Agent within five Business Days after such date.

          5.7   Discharge of Liens.
                ------------------

          Neither the Borrower nor the Trust Company will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Lessor Liens attributable to it, provided, that the Borrower and the Trust Company shall not
                    --------
be required to discharge any Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any Property or title thereto or any interest therein or the payment of Rent.

          5.8   Trust Agreement.
                ---------------

          Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Administrative Agent or the Lenders hereunder or under the other Operative Agreements and (c) agrees to comply with all of the terms of the Trust Agreement.


                          SECTION 6 EVENTS OF DEFAULT

          Upon the occurrence of any of the following specified events (each an "Event of Default"):
 ----------------

          (a) The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) except as provided in paragraph (c), default, and such default shall continue for three (3) or more days, in the payment when due of any interest on the Loans; or

          (b) Except as provided in paragraphs (a) and (c), the Borrower shall default, and such default shall continue for ten (10) or more days, in the payment of any amount owing under any Credit Document; or

          (c) The Borrower shall default in the payment of any amount due on the Maturity Date owing under any Credit Document; or

          (d) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraphs (a), (b) and (c) above), provided, that in the case of any such default under Section 5.4, 5.5 or
        --------
5.8(c), such default shall have continued unremedied for a period of at least thirty (30) days after notice to the Borrower by the Administrative Agent or the Majority Lenders; or

          (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower or the Lessee in the Participation Agreement or the Lease, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          (f) (i) Any Lease Event of Default shall have occurred and be continuing, or (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement to or for the benefit of the Administrative Agent or a Lender, provided, that in the case of this clause (ii)
                                  --------
such default shall have continued unremedied for a period of at least thirty
(30) days after notice to the Owner Trustee by the Administrative Agent or the Majority Lenders; or

          (g) The Borrower shall commence a voluntary case concerning itself under Title 11 of the U.S. Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case
                                       ---------------
is commenced against the Borrower and the petition is not contravened within 10 days after commencement of the case or an involuntary case is commenced against the Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which remains undismissed for a period of ninety
(90) days; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

          (h) Any Security Document shall cease to be in full force and effect, or shall cease to give the Administrative Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Properties), in favor of the Administrative Agent on behalf of the Lenders, superior to and prior to the rights of all third Persons and subject to no other Liens (except in each case to the extent expressly permitted herein or in any Operative Agreement); or

          (i)  The Lease shall cease to be enforceable against the Lessee; or

          (j) One or more judgments or decrees shall be entered against the Borrower involving a liability of $50,000 or more in the case of any one such judgment or $100,000 or more in the aggregate for all such judgments and decrees for the Borrower and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within thirty
(30) days from the entry thereof.

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Section 6,
 ------------
presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Administrative Agent shall, upon the written instructions of the Majority Lenders, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

          Upon the occurrence of any Event of Default and at any time thereafter so long as any Event of Default shall be continuing, the Administrative Agent may, and upon request of the Majority Lenders shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

          The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Administrative Agent or any Lender by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.


                      SECTION 7 THE ADMINISTRATIVE AGENT

          7.1   Appointment.
                -----------

          Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to execute the Operative Agreements as agent for and on behalf of such Lender, to take such action on behalf of such Lender under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and other Operative Agreements, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Lenders hereby specifically acknowledges the terms and provisions of the Participation Agreement and directs the Administrative Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Administrative Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against the Administrative Agent.

          7.2   Delegation of Duties.
                --------------------

          The Administrative Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          7.3   Exculpatory Provisions.
                ----------------------

          Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or the Lessee or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or the Lessee to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or the Lessee.

          7.4   Reliance by Administrative Agent.
                --------------------------------

          The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or the Lessee), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Majority Lenders, and such and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

          7.5   Notice of Default.
                -----------------

          The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent
         --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          7.6   Non-Reliance on Administrative Agent and Other Lenders.
                ------------------------------------------------------

          Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or the Lessee, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Lessee and the Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower, the Lessee or the Guarantor which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          7.7   Indemnification.
                ---------------

          The Lenders agree to indemnify the Administrative Agent, in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 7.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any of them under or in connection with any of the foregoing; provided that no Lender shall
                                                  --------
be liable for the payment or any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The agreements in this Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

          7.8   Administrative Agent in Its Individual Capacity.
                -----------------------------------------------

          The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, the Lessee or the Guarantor as though the Administrative Agent were not the Administrative Agent hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

          7.9   Successor Administrative Agent.
                ------------------------------

          The Administrative Agent may resign as Administrative Agent upon thirty days' notice to the Lenders, the Borrower, the Lessee and the Guarantor. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor Administrative Agent which successor Administrative Agent shall be subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee and the Guarantor, such approval not to be unreasonably withheld or delayed. If no successor Administrative Agent is appointed prior to the effective date of the resignation of the resigning Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower and, so long as no Lease Event of Default shall have occurred and be continuing, the Lessee and the Guarantor, such approval not to be unreasonably withheld or delayed, a successor Administrative Agent from among the Lenders. If no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty days following a retiring Administrative Agent's notice of resignation, the retiring agent's notice of resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Administrative Agent until such time, if any, as the Majority Lenders appoint a successor Administrative Agent, as provided for above. Upon the effective date of such resignation, only the Lessor or such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's rights, powers and duties in such capacity shall be terminated. After any retiring Administrative Agent resigns hereunder as Administrative Agent, the provisions of this Article VII and Section 9.5 shall inure to their respective benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

          7.10  Actions of Administrative Agent on Behalf of Holders.
                ----------------------------------------------------

          The parties hereto specifically acknowledge and consent to the Agent's acting on behalf of the Holder as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders shall be entitled to vote as "Lenders" hereunder to the extent required or permitted by the Operative Agreements (including specifically without limitation Section 10.6 of the Participation Agreement).


             SECTION 8 MATTERS RELATING TO PAYMENT AND COLLATERAL

          8.1   Collection of Payments and Other Amounts.
                ----------------------------------------

          (a) The Construction Agent and each Credit Party has agreed pursuant to the terms of the Participation Agreement to pay to the Administrative Agent any and all Rent and any and all other amounts of any kind or type owing by the Lessee, the Guarantor or the Construction Agent to the Lessor or the Owner Trustee under the Lease or any of the other Operative Agreements. Promptly after receipt, the Administrative Agent shall apply, in accordance with the terms of this Section 8, such amounts received by the Construction Agent or any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Administrative Agent pursuant to the Security Agreement or otherwise received by the Administrative Agent or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements.

          (b) Payments and other amounts received by the Administrative Agent from time to time in accordance with the terms of subparagraph (a) shall be applied as follows (subject to all events to Section 8.1(c)):

          (i) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Administrative Agent first,
                                                                     -----
     ratably to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and thereafter the principal of the Loans which is due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Fundings and thereafter the portion of the Holder Fundings which is due on such date; and second, if no Default
                                                           ------
     or Event of Default is in effect, any excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or
                                             --------
     Event of Default is in effect, such excess (if any) shall instead be held by the Administrative Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by
     Section 8.1(b)(iv).

          (ii) If on any date the Administrative Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease or held by Lessor as security for performance of Lessee's obligations under the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or
     (C) the Termination Value in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (D) any payment in an amount equal to the Termination Value for any or all Construction Period Properties required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Agency Agreement, then in each case, the Lessor shall be required to pay such amount received (1) if no Acceleration has occurred, to prepay the principal balance of the Loans on such date in an amount equal to ninety-seven percent (97%) of such payment and the remaining three percent (3%) of such payment shall be applied pro rata to the principal amount of outstanding Holder Fundings on such date until the Loans are paid in full, and to Holder Fundings thereafter, (2) if an Acceleration has occurred, to apply and allocate the proceeds respecting Sections 8.1(b)(ii)(A) through 8.1(b)(ii)(D) in accordance with Section 8.1(b)(iii) hereof.

          (iii) An amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents, the Lease or otherwise, and any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Administrative Agent first, ratably to the payment of
                                               -----
     the principal and interest of the Tranche B Loans then outstanding, second,
                                                                         ------
     to the extent such amount exceeds the maximum amount to be paid pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, third,
                                                                         -----
     to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fourth, to any and all other amounts
                                        ------
     owing under the Operative Agreements to the Lenders under the Tranche A Loans, fifth, ratably to the payment to the Holders of the outstanding
            -----
     principal balance of all Holder Fundings plus all outstanding Holder Yield with respect to such outstanding Holder Fundings, sixth, to any and all
                                                       -----
     other amounts owing under the Operative Agreements to the Holders, and seventh, to the extent moneys remain after application and allocation
     -------
     pursuant to clauses first through sixth above, to the Owner Trustee for
                         -----         -----
     application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided,
                                                                      --------
     further, where no Event of Default shall exist and be continuing and a
     -------
     prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Fundings, the proceeds shall be applied and allocated ratably among the Lenders and among the Holders.

          (iv) An amount equal to (A) any such payment identified as a payment of the Maximum Amount pursuant to the third paragraph of Section 2.1 of the Agency Agreement or any payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties and (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.1(b)(i) or 8.1(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties) and (C) any other amount payable by the Guarantor pursuant to Section 6B shall be applied and allocated by the Administrative Agent first, ratably,
                                                                -----
     to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and
                       ------
     interest balance of the Tranche B Loans then outstanding, third, to the
                                                               -----
     payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreements, fourth, ratably to the payment of the
                                     ------
     principal balance of all Holder Fundings plus all outstanding Holder Yield with respect to such outstanding Holder Fundings, and fifth, to the extent
                                                           -----
     moneys remain after application and allocation pursuant to clauses first
                                                                        -----
     through fourth above, to the Owner Trustee for application and allocation
     --------------
     to Holder Fundings and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

          (v) An amount equal to any such payment identified as Supplemental Rent and any payment by the Construction Agent not otherwise covered under Sections 8.1(b)(i)-(iv) hereof shall be applied and allocated by the Administrative Agent to the payment of any amounts then owing to the Administrative Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.1(b)) as shall be determined by the Administrative Agent in its reasonable discretion; provided, however, that Supplemental Rent received upon the exercise of
     --------  -------
     remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in
     Section 8.1(b)(iv).

                (vi) The Administrative Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Administrative Agent and apply and allocate each such amount in the manner specified above.

          (c) Upon the payment in full of the Loans, the Holder Fundings and all other amounts then due and owing by the Owner Trustee hereunder or under any Credit Document and the payment in full of all other amounts then due and owing to the Lenders, the Holders, the Administrative Agent, the Owner Trustee and the other Financing Parties pursuant to the Operative Agreements, any moneys remaining with the Administrative Agent shall be returned to the Lessee. In the event of an Acceleration it is agreed that, prior to the application and allocation of amounts received by the Administrative Agent in the order described in Section 8.1(b) above or any distribution of money to the Lessee, any such amounts shall first be applied and allocated to the payment of
(i) any and all sums advanced by the Administrative Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Administrative Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Administrative Agent under or in connection with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

          8.2   Certain Remedial Matters.
                ------------------------

          Notwithstanding any other provision of this Agreement or any other Credit Document:

          (a) the Borrower shall at all times retain all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

          (b) the Borrower and each Holder shall at all times retain the right, but not to the exclusion of the Administrative Agent, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Borrower" or the "Lessor" pursuant to the Lease, the Participation Agreement or any other Operative Agreement, (B) to retain all rights with respect to insurance that
Article XIV of the Lease specifically confers upon the "Lessor", (C) to provide such insurance as the Lessee shall have failed to maintain or as the Borrower or any Holder may desire, and (D) to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

          8.3   Release of Properties, etc.
                ---------------------------

          If the Lessee shall at any time purchase any Property pursuant to the terms of the Lease, or the Construction Agent shall purchase any Property pursuant to the Agency Agreement, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Borrower of its obligation to prepay the Loans and Holder Fundings, the Administrative Agent is hereby authorized and directed to release such Properties from the Liens created by the Security Documents. In addition, upon the termination of the Commitments and the payment in full of the Loans and all other amounts owing by the Borrower hereunder or under any other Credit Document the Administrative Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents. Upon request of the Borrower following any such release, the Administrative Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Borrower and the Lessee such documents as the Borrower or the Lessee shall reasonably request to evidence such release.

          8.4   Excepted Payments.
                -----------------

          Notwithstanding any other provision of this Agreement or the Security Documents, any Excepted Payment received at any time by the Administrative Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment.


                            SECTION 9 MISCELLANEOUS

          9.1   Amendments and Waivers.
                ----------------------

          Neither this Agreement, any other Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) with the consent of the Lessee and the Guarantor (so long as no Default or Event of Default shall have occurred and be continuing and, respecting an amendment, supplement or modification to Section 8.1 only, so long as Lessee has rights in any Property under the Operative Agreements), enter into with the Borrower written amendments, supplements or modifications to the Credit Documents (including, without limitation, any amendment to Section 8.1 hereof) for the purpose of adding any provisions to the Credit Documents or changing in any manner the rights of the Administrative Agent, the Lenders or the Borrower thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of the Credit Documents or any Default or Event of Default and its consequences. In addition, the Administrative Agent may from time to time consent in writing to amendments, supplements, modifications or waivers with respect to any Operative Agreement (other than the Credit Documents), subject to receipt of the prior written consent of the Majority Lenders and, so long as no Default or Event of Default shall have occurred and be continuing, the Lessee and the Guarantor; provided, however, that so long as
                                             --------  -------
the Administrative Agent has no actual knowledge of the existence of an Event of Default the Administrative Agent may grant waivers and/or consents with respect to the terms and requirements of the Participation Agreement without the prior consent of the Lenders to the extent provided therein (as such authority of the Administrative Agent is more specifically described in Section 7.1 hereof). Notwithstanding the foregoing, no such amendment, supplement, modification or waiver shall (i) reduce the amount or extend the scheduled date of maturity of any Note, or reduce the stated rate of any interest payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates) or any Facility Fees payable under the Participation Agreement or extend the scheduled date of any payment of such interest or Commitment Fees or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby, or
(ii) amend, modify or waive any provision of this Section 9.1 or the definition of Majority Lenders, or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under the Credit Documents or release a material portion of the Collateral (except in accordance with Section 8.3) or release the Lessee from its obligations under the Lease or otherwise alter any payment obligations of the Lessee to the Lessor under the Operative Agreements, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 7 without the written consent of the then Administrative Agent or (iv) permit Advances for Work in excess of the Construction Budget without the unanimous consent of the Lenders and Holders, or (v) eliminate the automatic option (in the absence of the unanimous election of the Lenders and the Holders) under Section 5.3(a) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent or (vi) permit the extension of the Construction Period Termination Date beyond the date that is three (3) years from the Initial Closing Date without the unanimous consent of the Lenders and the Holders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lessee, the Guarantor, the Lenders and the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lessee, the Guarantor, the Lenders and the Administrative Agent shall be restored to their former position and rights under the Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extent to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Section 4.2 hereof to any Loan hereunder are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the
 -----------------
Defaulting Lender shall (unless the Borrower and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement (including, without limitation, under this Section 9.1) to have no Loans, shall not be treated as a "Lender" hereunder when performing the computation of Majority Lenders, and shall have no rights under the preceding paragraph of this Section 9.1; provided that any action taken by the other Lenders pursuant to this paragraph with respect to the matters referred to in clause (i) through (vi) of the preceding paragraph shall not be effective as against the Defaulting Lender.

          9.2   Notices.
                -------

          All notices, request and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in Schedule 1.1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

     The Borrower:

          First Security Bank, National Association
          79 South Main Street, 3rd Floor
          Salt Lake City, Utah 84111
          Attention: Mr. Val T. Orton
                     Corporate Trust Counsel
          Telephone: (801) 246-5300
          Telecopy:  (801) 246-5053

     Bank of America, N.A., as Administrative Agent:

          Bank of America, N.A.
          901 Main Street
          66th Floor
          Dallas, TX 75202
          Attention: Shelly K. Harper
          Telephone: (214) 209-0567
          Telecopy:  (214) 209-0604


provided that any notice, request or demand to or upon the Administrative Agent
--------
or the Lenders pursuant to Section 2.3, 2.5 2.6 or 2.7 shall not be effective until received.

     A copy of any notice delivered hereunder shall also be delivered to the Lessee, the Guarantor and the Legal Department of the Guarantor at the addresses for notices set forth in Section 14.3 of the Participation Agreement.

          9.3   No Waiver; Cumulative Remedies.
                ------------------------------

          No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4   Survival of Representations and Warranties.
                ------------------------------------------

          All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

     9.5  Payment of Expenses and Taxes.
          -----------------------------

     The Borrower agrees to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Moore & Van Allen, PLLC) and (ii) the Administrative Agent and each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Lenders) and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

     9.6  Successors and Assigns; Participations and Assignments.
          ------------------------------------------------------

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective permitted successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     9.7  Participations.
          --------------

     Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests
                                         -----------
in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Operative Agreements; provided that any such sale of a participating
                            --------
interest shall be in a principal amount of at least $2,000,000. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the Notes, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the Notes. In no event shall any Participant have any right to approve any amendment or waiver of any provision of this Agreement or any other Operative Agreement, or any consent to any departure by the Borrower or any other Person therefrom, except to the extent that such amendment, waiver or consent would (a) reduce the principal of, or interest on, any Loan or Note, or postpone the date of the final maturity of any Loan or Note, or reduce the amount of any Facility Fee, in each case to the extent subject to such participation or (b) release all or substantially all of the Collateral. The Borrower agrees that, while an Event of Default shall have occurred and be continuing, if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interests in amounts owing directly to it as a Lender under this Agreement or any Note, provided
                                                                   --------
that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.10(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.11,
2.12 and 2.13 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case
                                                     --------
of Section 2.13, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to
                 --------  -------
receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

     9.8  Assignments.
          -----------

     (a) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate of any Lender or, with the consent, subject to Section
11.1 of the Participation Agreement, of the Borrower and the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Lessee and the Guarantor (which in each case shall not be unreasonably withheld or delayed), to an additional bank, financial institution or other entity that is either organized under the laws of the United States or any state thereof or is a foreign bank that operates a branch office in the United States, (each, a "Purchasing Lender") all or any part of its rights and
                         -----------------
obligations under this Agreement and the other Operative Agreements pursuant to an Assignment and Acceptance, substantially in the form of Exhibit B, executed
                                                           ---------
by such Purchasing Lender, such assigning Lender (and, in the case of a Purchasing Lender that is not a Lender or an affiliate thereof, subject to
Section 11.1 of the Participation Agreement, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to a
                                          --------
Purchasing Lender (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement and the Notes). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding anything to the contrary in this Agreement, the consent of the Borrower shall not be required, and, unless requested by the relevant Purchasing Lender and/or assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in Section 6(g) shall have occurred and be continuing.

          (b) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $2,500 (which shall not be payable by the Borrower or the Lessee, except as otherwise provided in connection with an assignment requested in accordance with Section 2.14(b)), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) promptly after the effective date determined pursuant thereto, record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent new Notes (in exchange for the Notes of the assigning Lender), each in an amount equal to the Commitment assumed or Loans purchased by the relevant Purchasing Lender pursuant to such Assignment and Acceptance, and, if the assigning Lender has retained a Commitment or any Loan hereunder, new Notes to the order of the assigning Lender, each in an amount equal to the Commitment or Loans retained by it hereunder. Such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Notes replaced thereby.

          (c) Each Purchasing Lender (other than any Lender organized and existing under the laws of the U.S. or any political subdivision in or of the U.S.), by executing and delivering an Assignment and Acceptance,

              (A) agrees to execute and deliver to the Administrative Agent, as promptly as practicable, four signed copies (two for the Administrative Agent and two for delivery by the Administrative Agent to the Borrower) of Form 1001 or Form 4224 (or any successor form or comparable form) (it being understood that if the applicable form is not so delivered, payments under or in respect of this Agreement may be subject to withholding and deduction);

              (B) represents and warrants to the Borrower and the Administrative Agent that the form so delivered is true and accurate and that, as of the effective date of the applicable Assignment and Acceptance, each of such Purchasing Lender's Lending Offices is entitled to receive payments of principal and interest under or in respect of this Agreement without withholding or deduction for or on account of any taxes imposed by the U.S. Federal government;

              (C) agrees to annually hereafter deliver to each of the Borrower and the Administrative Agent not later than December 31 of the year preceding the year to which it will apply, two further properly completed signed copies of Form 1001 or Form 4224 (or any successor form or comparable form), as appropriate, unless an event has occurred which renders the relevant form inapplicable (it being understood that if the applicable form is not so delivered, payments under or in respect of this Agreement may be subject to withholding and deduction);

               (D) agrees to promptly notify the Borrower and the Administrative Agent in writing if it ceases to be entitled to receive payments of principal and interest under or in respect of this Agreement without withholding or deduction for or on account of any taxes imposed by the U.S. or any political subdivision in or of the U.S. (it being understood that payments under or in respect of this Agreement may be subject to withholding and deduction in such event);

               (E) acknowledges that in the event it ceases to be exempt from withholding and/or deduction of such taxes, the Administrative Agent may withhold and/or deduct the applicable amount from any payments to which such assignee Lender would otherwise be entitled, without any liability to such assignee Lender therefor; and

               (F) agrees to indemnify the Borrower and the Administrative Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses that result from such assignee Lender's breach of any such representation, warranty or agreement.

          (d) Any Lender party to this Agreement may, from time to time and without the consent of the Borrower or any other Person, may pledge or assign for security purposes any portion of its Loans or any other interests in this Agreement and the other Credit Documents to any Federal Reserve Bank.

     9.9  The Register; Disclosure; Pledges to Federal Reserve Banks.
          ----------------------------------------------------------

     (a) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the
               --------
Lenders, the Commitments of the Lenders, and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of clearly demonstrable error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable notice.

     (b) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

     9.10  Adjustments; Set-off.
           --------------------

     (a) Except as otherwise expressly provided in Section 8.1 hereof where, and to the extent, one Lender is entitled to payments prior to other Lende rs, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all
               -----------------
or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided however, that if all or any portion of such excess payment or benefits
-------- -------
is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

     (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Administrative Agent or such Lender under this Agreement or under any of the other Operative Agreements, including, without limitation, all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Administrative Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     9.11  Counterparts.
           ------------

     This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     9.12  Severability.
           -------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.13  Integration.
           -----------

     This Agreement and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

     9.14  GOVERNING LAW.
           -------------

     THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF VIRGINIA.

     9.15  Submission To Jurisdiction; Waivers.
           -----------------------------------

     The Borrower hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the Commonwealth of Virginia, the courts of the United States of America for the Eastern District of Virginia, and appellate courts from any thereof;

     (b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the Borrower at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9.15 any special, exemplary, punitive or consequential damages.

     9.16  Acknowledgments.
           ---------------

     Borrower hereby acknowledges that:

     (a) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duly to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (b) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

     9.17  WAIVERS OF JURY TRIAL.
           ---------------------

     THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     9.18  Nonrecourse.
           -----------

     Anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, neither the Borrower nor any officer, director or shareholder thereof, nor any of the Borrower's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated
                                                                     ----------
Persons"), shall be personally liable in any respect for any liability or
-------
obligation hereunder or under any other Operative Agreement including the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any of the other Operative Agreements. The Administrative Agent and the Lenders agree that, in the event any of them pursues any remedies available to them under this Agreement, the Notes or any other Operative Agreement, neither the Administrative Agent nor the Lenders shall have any recourse against the Borrower, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the CORI Trust Estate and as permitted under the Operative Agreements; but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the CORI Trust Estate in respect of any and all liabilities, obligations and undertakings contained in this Agreement, the Notes or any other Operative Agreement. The Administrative Agent and the Lenders further agree that the Borrower shall not be responsible for the payment of any amounts owing hereunder (excluding principal and interest (other than Overdue Interest) in respect of the Loans) (such non-excluded amounts, "Supplemental Amounts") except
                                                   --------------------
to the extent that payments of Supplemental Rent designated by the Lessee for application to such Supplemental Amounts shall have been paid by the Lessee pursuant to the Lease (it being understood that the failure by the Lessee for any reason to pay any Supplemental Rent in respect of such Supplemental Amounts shall nevertheless be deemed to constitute a default by the Borrower for the purposes of Section 6(a)(ii)). Notwithstanding the foregoing provisions of this
Section 9.18, nothing in this Agreement or any other Operative Agreement shall
(a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limit the right of the Administrative Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of any guaranty (whether of payment and/or performance) given to the Lessor, the Administrative Agent or the Lenders, or of any indemnity agreement given by the Borrower, in connection with the Loans made hereunder.

     9.19  USURY SAVINGS PROVISION.
           -----------------------

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION
9.19 SHALL APPLY. ANY SUCH PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING, BUT NOT LIMITED TO, PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE AGENT OR ANY LENDER SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY

LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually except as expressly stated herein, but solely as Owner Trustee for Capital One Realty Trust 1998-1

                              By:   /s/ DeAnn Madsen
                                    ----------------------------------------
                              Name:   DeAnn Madsen
                                      --------------------------------------
                              Title:   Assistant Trust Officer
                                       -------------------------------------


                       [Signatures Continue on Next Page]

                              BANK OF AMERICA, N.A., as Administrative Agent, and as a Lender


                              By:   /s/ Shelly K. Harper
                                    --------------------------------
                              Name:   Shelly K. Harper
                                      ------------------------------
                              Title:   Vice President
                                       -----------------------------


                       [Signatures Continue on Next Page]

                              FIRST NATIONAL BANK OF CHICAGO, as a Lender


                              By:   /s/ Steven D. Franklin
                                    ----------------------------------
                              Name:   Steven D. Franklin
                                      --------------------------------
                              Title:   Vice President
                                       -------------------------------


                       [Signatures Continue on Next Page]

                              BARCLAYS BANK PLC, as a Lender


                              By:   /s/ Richard Herder
                                    -----------------------------------
                              Name:   Richard Herder
                                      ---------------------------------
                              Title:   Director
                                       --------------------------------


                       [Signatures Continue on Next Page]

                              FIRST UNION NATIONAL BANK, as a Lender


                              By:   /s/ Carrie H. McAllister
                                    -------------------------------------
                              Name:   Carrie H. Mcallister
                                      -----------------------------------
                              Title:   Vice President
                                       ----------------------------------


                       [Signatures Continue on Next Page]

                              KBC BANK N.V., as a Lender


                              By:   /s/ Robert Snauffer
                                    --------------------------------
                              Name:   Robert Snauffer
                                      ------------------------------
                              Title:   First Vice President
                                       -----------------------------

                               By:   /s/ Robert N. Surdam, Jr.
                                     -------------------------------
                              Name:   Robert N. Surdam, Jr.
                                      ------------------------------
                              Title:    Vice President
                                       -----------------------------



                       [Signatures Continue on Next Page]

                              CREDIT LYONNAIS - NY BRANCH, as a Lender


                              By:  /s/ W. Jay Buckley
                                 -----------------------------------
                              Name:  W. Jay Buckley
                                   ---------------------------------
                              Title: Vice President
                                    --------------------------------


                      [Signatures Continue on Next Page]

                              BMO GLOBAL CAPITAL SOLUTIONS, INC., as a Lender


                              By:  /s/ Joseph A. Bliss
                                 -----------------------------------
                              Name:  Joseph A. Bliss
                                   ---------------------------------
                              Title: Vice President
                                    --------------------------------


                      [Signatures Continue on Next Page]

                              BANK OF MONTREAL, as a Lender


                              By: /s/ Kanu Modi
                                 -----------------------------------
                              Name:  Kanu Modi
                                   ---------------------------------
                              Title: Director
                                    --------------------------------

                                 Schedule 1.1
                                 ------------

                                              Tranche A                                      Tranche B
                                              Commitment                                     Commitment
                                        -------------------------                    -------------------------
Name and Address of Lender              Amount         Percentage                    Amount         Percentage
--------------------------              ------         ----------                    ------         ----------
Bank of America, N.A.                   $15,344,476.74 20.0581%                      $1,824,273.26  18.1520%
901 Main Street, 66th Floor
Dallas, TX  75202
Attn:      Shelly K. Harper, Vice President
Telephone: 214-209-0567
Facsimile: 214-209-0604

First National Bank of Chicago          $    9,562,500 12.5000%                      $   1,256,250  12.5000%
1 First National Plaza, Suite 0155
Chicago, IL  60670
Attn:      R. Eric Weidelman
Telephone: 312-732-5294
Facsimile: 312-732-6222

Barclays Bank PLC                       $    9,562,500 12.5000%                      $   1,256,250  12.5000%
222 Broadway
New York, NY 10038
Attn:      Richard Herder
Telephone: 212-412-7660
Facsimile: 212-412-5610

First Union National Bank               $    9,562,500 12.5000%                      $   1,256,250  12.5000%
7 N. 8th Street, VA  3246
Richmond, VA  23219
Attn:      Carrie H. McAllister, Vice President
Telephone: 804-771-7294
Facsimile: 804-771-7577

KBC Bank, N.V. - Atlanta Rep. Office    $ 9,859,011.63 12.8876%                      $1,390,988.37  13.8407%
1349 W. Peachtree St., Suite 1750
Atlanta, GA  30309
Attn:      Jackie Brunetto, Vice President
Telephone: 404-876-2566
Facsimile: 404-876-3212

Credit Lyonnais - NY Branch             $ 9,859,011.63 12.8876%                      $1,390,988.37  13.8407%
1301 6th Avenue
New York, NY  10019
Attn:      Jay Buckley, Vice President
Telephone: 212-261-7430
Facsimile: 212-261-3401

                                              Tranche A                                      Tranche B
                                              Commitment                                     Commitment
                                        -------------------------                   ---------------------------
Name and Address of Lender              Amount         Percentage                    Amount          Percentage
--------------------------              ------         ----------                    ------          ----------
Bank of Montreal                        $  12,750,000  16.6667%                      $         0.00   0.0000%
115 S. LaSalle St., 12th Floor
Chicago, IL 60603
Attn:       Kanu Modi, Director
Telephone:  312-750-3891
Facsimile:  312-756-6057

BMO Global Capital Solutions, Inc.      $        0.00   0.0000%                       $1,674,999.99  16.6667%
115 So LaSalle St. 13th Floor
Chicago, IL 60603
Attn:  Joe Bliss
Telephone:
Facsimile:


Total                                   $  76,500,000      100%                       $10,050,000        100%

                                                                     Exhibit A-1
                                                                     -----------


                                TRANCHE A NOTE
                          (Capital One Realty, Inc.)
$______________                                                  _______________
                                                                 _______________


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee for the Capital One Realty Trust 1998-1 (the "Borrower"), hereby unconditionally
                                      --------
promises to pay to the order of [Lender] (the "Lender") at the office of
                                               ------
______________________ ______________________________________________
________________________ in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of (a) _________________________ ____________________________________ NO/100 DOLLARS
($_____________), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.
           ----- -----
The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one of the Notes referred to in the Credit Agreement dated September 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks
           ----------------
and financial institutions from time to time parties thereto and Bank of America, N.A., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement (including, without limitation, Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF VIRGINIA.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee for Capital One Realty Trust 1998-1


                              By:_____________________________________
                              Name:
                              Title:

                                                                     Exhibit A-2
                                                                     -----------


                                TRANCHE B NOTE
                          (Capital One Realty, Inc.)

$______________                                                  _______________
                                                                 _______________


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee for the Capital One Realty Trust 1998-1 (the "Borrower"), hereby unconditionally
                                      --------
promises to pay to the order of [Lender] (the "Lender") at the office of
                                               ------
_____________  _________________________________________________________________
in lawful money of the United States of America and in immediately available funds, on the Maturity Date, the principal amount of (a) _______________________ ____________________________________ NO/100 DOLLARS ($_____________), or, if
less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit Agreement.

     The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof and each conversion of all or a portion thereof to another Type. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.
           ----- -----
The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Loan.

     This Note (a) is one of the Notes referred to in the Credit Agreement dated September 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks
           ----------------
and financial institutions from time to time parties thereto and Bank of America, N.A., as Administrative Agent, (b) is subject to the provisions of the Credit Agreement (including, without limitation, Section 9.18 thereof) and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF VIRGINIA.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee for Capital One Realty Trust 1998-1


                              By:___________________________________
                              Name:
                              Title:

                                                                       Exhibit B
                                                                       ---------


                           ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement (Capital One Realty, Inc.), dated as of September 3, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FIRST SECURITY BANK, NATIONAL
                   ----------------
ASSOCIATION, not in its individual capacity, but solely as Owner Trustee for the Capital One Realty Trust 1998-1 (the "Owner Trustee" or the "Borrower"), the
                                      -------------          --------
Lenders named therein and Bank of America, N.A., as Administrative Agent.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     ____________________ (the "Assignor") and _______________ (the "Assignee")
                                --------                             --------
agree as follows:

     The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the
                                               -----------------
Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as are set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned
             -----------------
Facility as set forth on Schedule 1.

     The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note held by it evidencing the Assigned Facility and requests that the Administrative Agent exchange such Note for a new Note payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Operative Agreements to which Assignee is a party and will perform in accordance herewith all the obligations which by the terms of the Credit Agreement and the other Operative Agreements to which Assignee is a party are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the U.S., its obligation pursuant to Section 2.13(b) of the Credit Agreement.

     The effective date of this Assignment and Acceptance shall be ________, 19__ (the "Effective Date"). Following the execution of this Assignment and
           --------------
Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 9.9 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

     This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Commonwealth of Virginia.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

[Name of Assignee]                              [Name of Assignee]

By:____________________________                 By:__________________________
Name:                                           Name:
Title:                                          Title:



Consented To:


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee for Capital One Realty Trust 1998-1


                              By:____________________________________________
                              Name:
                              Title:


                              BANK OF AMERICA, N.A., as Administrative Agent


                              By:___________________________________________
                              Name:
                              Title:

                              [consents required only to the extent expressly provided in Section 9.8 of the Credit Agreement]

                                  SCHEDULE 1
                         TO ASSIGNMENT AND ACCEPTANCE
         RELATING TO THE CREDIT AGREEMENT (CAPITAL ONE REALTY, INC.),
                         DATED AS OF AUGUST 31, 1999,
                                     AMONG
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                               NOT INDIVIDUALLY,
                         BUT SOLELY AS OWNER TRUSTEE,
                           THE LENDERS NAMED THEREIN
                                      AND
                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
        FOR THE LENDERS (IN SUCH CAPACITY, THE "ADMINISTRATIVE AGENT")
                                                --------------------


________________________________________________________________________________

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

          Credit                 Principal                Commitment
     Facility Assigned        Amount Assigned         Percentage Assigned
     -----------------        ---------------         -------------------

                               $____________           ____________%


[Name of Assignor]                              [Name of Assignee]

By:____________________________                 By:__________________________
Name:                                           Name:
Title:                                          Title: